Earnings / (Loss) per Share	12 Months Ended
Dec. 31, 2020
Earnings / (Loss) Per Share

11.        Earnings / (Loss) per Share

All common shares issued (including the restricted shares issued under the equity incentive plan, or else) are the Company’s common stock and have equal rights to vote and participate in dividends, subject to forfeiture provisions set forth in the applicable award agreements. Unvested shares granted under the Company's incentive plan, or else, are entitled to receive dividends which are not refundable, even if such shares are forfeited, and therefore are considered participating securities for basic earnings per share calculation purposes. For 2020, 2019 and 2018, the Company paid dividends of $502, $0 and $0. The calculation of basic earnings/ (loss) per share does not consider the non-vested shares as outstanding until the time-based vesting restrictions have lapsed. The dilutive effect of share-based compensation arrangements is computed using the treasury stock method, which assumes that the “proceeds” upon exercise of these awards are used to purchase common shares at the average market price for the period. For 2020, no incremental shares were calculated from the application of the treasury stock method for the restricted shares. The computation of diluted earnings per share reflects the potential dilution from conversion of outstanding preferred convertible stock (Note 9) calculated with the "if converted" method and resulted for 2020 in 70,087 shares. As of December 31, 2019 and 2018, securities that could potentially dilute basic loss per share in the future that were not included in the computation of diluted loss per share, because to do so would have anti-dilutive effect, are any incremental shares of non-vested equity incentive plan shares, calculated with the treasury stock method, as well as shares assumed to be converted with respect to the preferred convertible stock calculated with the if-converted method.

For 2020, earnings attributable to common equity holders is adjusted by $1,500, being the difference between the fair value of the consideration paid for the re-purchase of the Series C preferred shares (Note 9) and the carrying amount of the shares surrendered. The $1,500 gain from repurchase has been allocated to continuing operations, as it derives from corporate decisions in connection with the restructuring of the Company’s share capital.

	2020		2019		2018
	Basic EPS	Diluted EPS	Basic LPS	Diluted LPS	Basic LPS	Diluted LPS
Net income / (loss) from continuing operations	$2,295	$2,295	$(6,743)	$(6,743)	$(7,943)	$(7,943)
plus gain from repurchase of preferred shares	1,500	1,500	-	-	-	-
less income allocated to participating securities	(87)	(87)	-	-	-	-
Net income / (loss) available to common stockholders from continuing operations	3,708	3,708	(6,743)	(6,743)	(7,943)	(7,943)

Net income / (loss) from discontinued operations	1,482	1,482	(25,314)	(25,314)	(44,952)	(44,952)

Total net income / (loss) available to common stockholders	5,190	5,190	(32,057)	(32,057)	(52,895)	(52,895)

Weighted average number of common shares outstanding	4,875,475	4,875,475	2,864,676	2,864,676	945,056	945,056
Effect of dilutive shares	-	70,087	-	-	-	-
Total shares outstanding	4,875,475	4,945,562	2,864,676	2,864,676	945,056	945,056

Earnings / (Loss) per common share, continuing operations	$0.76	$0.75	$(2.35)	$(2.35)	$(8.40)	$(8.40)

Earnings / (Loss) per common share, discontinued operations	$0.30	$0.30	$(8.84)	$(8.84)	$(47.57)	$(47.57)

Earnings / (Loss) per common share, total	$1.06	$1.05	$(11.19)	$(11.19)	(55.97)	$(55.97)